UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 30, 2025

VERITEX HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Texas	001-36682	27-0973566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8214 Westchester Drive, Suite 800
Dallas, Texas 75225
(Address of principal executive offices)

(972) 349-6200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VBTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Retirement of Mr. Terry Earley as Chief Financial Officer

As previously disclosed by Veritex Holdings, Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 29, 2025, Senior Executive Vice President and Chief Financial Officer, Terry S. Earley retired effective June 30, 2025. In connection with Mr. Earley’s retirement as Chief Financial Officer, Mr. Earley and the Company entered into a Consulting Agreement (the “Consulting Agreement”) whereby Mr. Earley will serve as a consultant to the Company beginning on July 1, 2025.

During the term of the Consulting Agreement, Mr. Earley will provide consulting services to the Company, and the Company will pay Mr. Earley up to $165,000 per year in equal monthly installments, which includes a monthly expense stipend. The Consulting Agreement has an initial term of one year and may be extended an additional year as provided in the Consulting Agreement. The Consulting Agreement may be terminated by either party at any time without cause upon 90 days’ notice or by the Company for cause upon 3 days’ notice, and also contains customary covenants, terms and conditions, including provisions concerning confidentiality.

Effective as of July 1, 2025, Mr. Earley became a member of the Board of Directors of Veritex Community Bank, which such role shall entitle Mr. Earley to compensation in his capacity as a member of such Board of Directors.

Appointment of Mr. William Holford as Chief Financial Officer

As previously disclosed by Veritex in its Current Report on Form 8-K filed with the SEC on January 29, 2025, William L. Holford was appointed as the Company’s Executive Vice President and Chief Financial Officer effective July 1, 2025. Mr. Holford, age 42, most recently served as the Veritex Community Bank (the “Bank”) Executive Vice Present, Director of Strategic Corporate Development. Mr. Holford has 20 years in the financial services industry and joined Veritex in 2011. While at Veritex, Mr. Holford has held various positions including Controller, Treasurer and Director of Strategic Corporate Development. Mr. Holford has and will continue to work closely with Mr. Earley to ensure a smooth transition.

In connection with Mr. Holford’s appointment, Mr. Holford and the Company entered into an Executive Employment Agreement, dated July 1, 2025. Pursuant to the Executive Employment Agreement, Mr. Holford will receive an annual base salary of $450,000 and will be eligible to participate in the Company’s annual and long-term incentive compensation plan for the Company’s senior executives at a level to commensurate with his position.

Pursuant to the Executive Employment Agreement, if Mr. Holford’s employment is terminated by the Company without cause or by him for good reason (such a termination, an “involuntary termination”), prior to or more than 24 months after a change of control, Mr. Holford will be entitled to receive the following severance payments and benefits, subject to execution and non-revocation of a release of claims: (i) an amount equal to 12 months of Mr. Holford’s base salary plus a cash payment equal to one times the average annual cash incentive bonus paid to Mr. Holford for the two full calendar years immediately preceding the date of his involuntary termination; (ii) an annual cash incentive bonus payment for the year in which the involuntary termination occurs, subject to achievement of the applicable performance criteria relating to payment of such bonus, pro-rated based on the number of days Mr. Holford was employed during the performance year; and (iii) a cash payment equal to 12 months of the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) premium in effect at the time of Mr. Holford’s involuntary termination.

Upon an involuntary termination that occurs on or within 24 months of a change of control, Mr. Holford will be entitled to receive the following severance payments and benefits, subject to execution and non-revocation of a release of claims: (i) an amount equal to 30 months of Mr. Holford’s base salary plus a cash payment equal to two and a half times the average annual cash incentive bonus paid to Mr. Holford for the two full calendar years immediately preceding the date of his involuntary termination; (ii) an annual cash incentive bonus payment for the year in which the involuntary termination occurs, subject to achievement of the applicable performance criteria relating to payment of such bonus, pro-rated based on the number of days Mr. Holford was employed during the performance year; and (iii) a cash payment equal to 18 months of the COBRA premium in effect at the time of Mr. Holford’s involuntary termination.

Mr. Holford’s Executive Employment Agreement also contains non-competition, non-solicitation and non-recruitment covenants, as well as customary confidentiality, non-disparagement and cooperation covenants.

There are no arrangements between Mr. Holford and the Company regarding his appointment as CFO. There are no family relationships between Mr. Holford and any of the Company’s executive officers and directors. Mr. Holford is not a party to any transaction with the Company that might require disclosure under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”).

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” "will", “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of Veritex. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond Veritex’s control and are described in Veritex’s filings with the United States Securities and Exchange Commission (the “SEC”). It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. Veritex disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in Veritex’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures Veritex makes on related subjects in its filings with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, if any. These statements constitute Veritex’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritex Holdings, Inc.

By:	/s/ C. Malcolm Holland, III
C. Malcolm Holland, III
Chairman and Chief Executive Officer
Date:	7/1/2025